Exhibit C

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION: IF YOU ARE IN ANY DOUBT ABOUT WHAT ACTION TO TAKE IN CONNECTION WITH THE SHARE OFFER YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, ATTORNEY OR ACCOUNTANT OR AN INDEPENDENT FINANCIAL ADVISOR.

ACQUISITION OF CARSO GLOBAL TELECOM, S.A.B. DE C.V.

BY

AMÉRICA MÓVIL, S.A.B. de C.V

LETTER OF TRANSMITTAL

To surrender American Depositary Shares representing Financial Interests in Series A-1 common shares of Carso Global Telecom, S.A.B. de C.V. (“CGT”) to be exchanged for American Depositary Shares representing Series L Shares of América Móvil, S.A.B. de C. V. (“América Móvil”) pursuant to the Offer to Exchange, dated May 11, 2010.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WITH RESPECT TO IT WILL EXPIRE AT 4 P.M., MEXICO CITY TIME ON JUNE 10, 2010. IF YOU ARE A HOLDER OF CGT ADRs YOU MUST TENDER TO THE U.S. EXCHANGE AGENT NO LATER THAN 5 P.M., NEW YORK CITY TIME ON JUNE 9, 2010 (THE “EXPIRATION TIME”). TENDERS MADE PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The U.S. Exchange Agent for the Exchange Offer is:

Delivery of the Letter of Transmittal to an

address other than below will not

constitute a valid delivery.

The Bank of New York Mellon

By mail: BNY Mellon Shareowner Services c/o Mellon Investor Services LLC. Attn. Corporate Action Department P.O. Box 3301 South Hackensack, NJ 07606	By overnight courier or by hand: BNY Mellon Shareowner Services c/o Mellon Investor Services LLC. 480 Washington Boulevard Attn: Corporate Action Department — 27th Floor Jersey City, NJ 07310

For information on how to participate in the Exchange Offer,

contact the U.S. Exchange Agent at: 1-800-777-3674

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

This letter of transmittal (the “Letter of Transmittal”) relates to the Disclosure Statement (the “Disclosure Statement”) dated May 11, 2010 of América Móvil, S.A.B. de C.V., a sociedad anónima bursátil de capital variable, organized under the laws of the United Mexican States, and the Supplemental Information (as defined below) (as those documents may be supplemented and amended from time to time, together with the Letter of Transmittal, the “Offer to Exchange”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Exchange.

The Prospectus sets out the terms and conditions pursuant to which América Móvil offers to acquire all the outstanding shares (the “CGT Shares”) of Carso Global Telecom, S.A.B. de C.V. (“CGT”) with payment to be made in American Depositary Shares of Series L Shares (the “AMX L Shares”) to be issued by América Móvil (the “Exchange Offer”).

Under the CGT Depositary Agreement, the CGT ADS Depositary will not participate in the Exchange Offer with respect to CGT Shares represented by CGT ADSs unless the holders of CGT ADSs (“CGT ADS Owners”) surrender their CGT ADSs and instruct the CGT ADS Depositary to deliver the underlying CGT Shares in the Exchange Offer. Holders of CGT ADSs may have to pay fees and charges to the CGT ADS Depositary for cancellation of the CGT ADSs and to obtain delivery of the underlying CGT Shares.

AUTHORIZATION FOR ACCEPTANCE OF THE EXCHANGE OFFER BY MEANS OF THIS LETTER OF TRANSMITTAL CAN ONLY BE MADE BY HOLDERS OF CGT ADSs. If you hold the CGT ADSs in book-entry form and you wish to authorize acceptance of the Exchange Offer with respect to CGT Shares represented by those CGT ADSs, you should follow the procedures for book-entry transfer described in “Procedures for Tendering CGT ADSs” in the Supplemental Information dated May 11, 2010 accompanying this Letter of Transmittal (as such document may be supplemented or amended, the “Supplemental Information”).

The distribution of the Offer to Exchange may, in certain jurisdictions, be restricted by law. The Exchange Offer is not being made, directly or indirectly, in or into, and will not be capable of acceptance from within, any jurisdiction in which the Exchange Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. Persons who come into possession of the Offer to Exchange and this Letter of Transmittal should inform themselves of and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. América Móvil does not assume any responsibility for any violation by any person of any such restriction.

This Letter of Transmittal is to be completed by holders of CGT ADSs only if the ADSs are to be forwarded herewith. Delivery of a Letter of Transmittal and any other required documents to the U.S. Exchange Agent by holders of CGT ADSs will be deemed (without any further action by the U.S. Exchange Agent) to constitute an authorization for acceptance of the Exchange Offer by such holder with respect to CGT Shares represented by the CGT ADSs subject to the terms and conditions set forth in the Offer to Exchange and this Letter of Transmittal.

To the extent any tendering holder would otherwise be entitled to receive a fraction of an AMX L ADS, the U.S. Exchange Agent will use reasonable efforts to sell the aggregate of those fractions and will deliver the net proceeds of those sales to the tendering holders entitled to those net proceeds.

DESCRIPTION OF CGT ADSs TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on American Depositary Receipt(s))	CGT ADS(s) to be tendered (Attach additional list, if necessary)

	ADR (s) Number(s)	Total Number of CGT ADS(s) Evidenced By ADR(s)	Number of CGT ADS(s) Tendered*

Total CGT ADS(s)

* Unless otherwise indicated, it will be assumed that all CGT ADS(s) delivered to the U.S. Exchange Agent are being tendered hereby. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby instructs the U.S. Exchange Agent to accept the Exchange Offer on behalf of the undersigned with respect to CGT Shares represented by the CGT ADSs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the shares represented thereby) specified in the box entitled “Description of CGT ADSs Tendered,” subject to the terms and conditions set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Exchange and any amendments or supplements thereto, constitutes the “Exchange Offer”). The undersigned hereby acknowledges that delivery of this Letter of Transmittal, tendered CGT ADSs and any other required documents to the U.S. Exchange Agent by a holder of CGT ADSs will be deemed (without any further action by the U.S. Exchange Agent) to constitute authorization for acceptance of the Exchange Offer by such registered holder in respect of CGT Shares represented by such holder’s CGT ADSs, upon the terms and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange.

The undersigned understands that authorization for acceptance of the Exchange Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Supplemental Information, will constitute a binding agreement between the undersigned and América Móvil upon the terms and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange and in this Letter of Transmittal.

Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is revised or amended, the terms or conditions of any such revision or amendment), and effective at the time that all conditions to the Exchange Offer have been satisfied or, where permitted, waived (at which time América Móvil will give notice thereof to the U.S. Exchange Agent), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby irrevocably constitutes and appoints the U.S. Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the CGT ADSs tendered hereby, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

•	surrender the tendered CGT ADSs to The Bank of New York Mellon, as depositary for the CGT ADSs (the “CGT ADS Depositary”); and

•

instruct the CGT ADS Depositary to cancel the tendered ADSs and instruct the Custodian to tender the CGT Shares represented by those cancelled ADSs pursuant to the Exchange Offer with further instructions to sell the CGT Shares and allocate the proceeds thereof to purchase and subscribe to Series L Shares of AMX for conversion to AMX Series L American Depositary Shares.

•

América Móvil will cause the deposit of AMX L Shares to the custodian and notify the AMX ADS Depositary. The AMX ADS Depositary will cause the issuance of the AMX L ADSs and deliver to the U.S. Exchange Agent.

The undersigned understands that the U.S. Exchange Agent will:

•	deliver the AMX L ADSs to the Depository Trust Company (“DTC”) who will further allocate the appropriate number of AMX L ADSs to the account of the tendering DTC participant.

•

To the extent any tendering holder would otherwise be entitled to receive a fraction of an AMX L ADS, the AMX ADS Depositary’s custodian will use reasonable efforts to sell the aggregate of those fractions and will deliver the net proceeds of those sales to the tendering holders entitled to those net proceeds.

The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the U.S. Exchange Agent shall constitute an authorization for the acceptance of the Exchange Offer with respect to any revision of the Exchange Offer in accordance with the terms set forth in the Offer to Exchange.

The undersigned hereby represents and warrants that the undersigned has full power and authority to authorize the acceptance of the Exchange Offer and to tender, transfer and surrender the CGT ADSs representing the CGT Shares in respect of which the Exchange Offer is being accepted or deemed to be accepted. The undersigned will, upon request, execute any additional documents reasonably considered by América Móvil or the U.S. Exchange Agent to be necessary or desirable to complete the tender, transfer or surrender of the CGT ADSs representing the CGT Shares in respect of which the Exchange Offer is being accepted.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Exchange, this authorization for acceptance of the Exchange Offer is irrevocable.

Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby instructs the U.S. Exchange Agent to deliver the ADR evidencing the AMX L ADSs and any check for cash-in-lieu of a fractional AMX L ADS (“CIL”), where applicable, and/or return, or cause to be returned, any ADRs evidencing CGT ADSs representing CGT Shares in respect of which the Exchange Offer is not being accepted or which are not exchanged (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing under “Description of CGT ADSs Tendered.” In the event that the “Special Issuance Instructions” and/or “Special Delivery Instructions” are completed, the undersigned hereby instructs the U.S. Exchange Agent to (i) deliver the ADR evidencing the AMX L ADSs, in the name(s) of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any ADRs evidencing CGT ADSs representing CGT Shares in respect of which the Exchange Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. The undersigned recognizes that the U.S. Exchange Agent will not transfer any CGT ADSs representing CGT Shares that are not purchased pursuant to the Exchange Offer from the name of the registered holder thereof to any other person.

Participants in the book-entry clearing system of DTC will be credited with AMX L ADSs in accordance with the procedures of DTC on behalf of registered holders of CGT ADSs held in book-entry form and tendered into the Exchange Offer through DTC.

SUBJECT TO THE TERMS OF THE OFFER TO EXCHANGE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION, PURSUANT TO THE EXCHANGE OFFER SHALL NOT BE MADE, UNTIL ADRs EVIDENCING THE CGT ADSs REPRESENTING CGT SHARES IN RESPECT OF WHICH THE EXCHANGE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. EXCHANGE AGENT AS PROVIDED IN THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the ADRs evidencing AMX L ADSs are to be issued in the name of someone other than the undersigned.

Issue ADRs evidencing AMX L ADSs and any check for cash-in-lieu of a fractional ADS, where applicable to:

Name:

Address:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the ADRs evidencing AMX L ADSs are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned signature(s).

Mail ADRs evidencing AMX L ADSs and any check for cash-in-lieu of a fractional ADS, where applicable to:

Name:

Address:

(Taxpayer Identification or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY

COMPLETE AND SIGN AN IRS FORM W-9

OR W-8BEN (OR OTHER APPLICABLE

FORM W-8) TO AVOID BACKUP

WITHHOLDING. IRS FORM W-9 IS

ENCLOSED IN THIS LETTER OF

TRANSMITTAL.

(Taxpayer Identification or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY

COMPLETE AND SIGN AN IRS FORM W-9 OR

W-8BEN (OR OTHER APPLICABLE FORM W-8)

TO AVOID BACKUP WITHHOLDING. IRS

FORM W-9 IS ENCLOSED IN THIS LETTER

OF TRANSMITTAL.

IMPORTANT

SIGN HERE

AUTHORIZED SIGNATURE________________________________________________________

AUTHORIZED SIGNATURE______________________________________________________________

                     (Signature(s) of All Owner(s))

Dated:_____________, 2010

(Must be signed by holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the CGT ADS(s) or by person(s) to whom such ADR(s) have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signatures by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5)

Name(s):________________________________________________________________________________

(Please Type or Print)

Name of Firm:___________________________________________________________________________

Capacity (full title):_______________________________________________________________________

(See Instructions)

Address:______________________________________________________________________________

_______________________________________________________________________________________

(Include Zip Code)

Daytime Area Code and Telephone No.:___________________________________________________________

Taxpayer Identification or Social Security No.:_____________________________________________________

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY.

ELIGIBLE INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized signature(s):_____________________________________________________________

Name:__________________________________________________________________________________

(Please Type or Print)

Name of Firm:___________________________________________________________________________

Address:__________________________________________________________________________

_______________________________________________________________________________________

(Include Zip Code)

Daytime Area Code and Telephone No.:___________________________________________________________

Dated:______________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Guarantee of Signatures. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the CGT ADSs evidenced by ADRs representing CGT Shares in respect of which the Exchange Offer is being accepted hereby and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (b) the Exchange Offer is being accepted in respect of CGT Shares represented by CGT ADSs for the account of an Eligible Institution (as defined below). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses), which is a participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”). See Instruction 5.

2.	Delivery of Letter of Transmittal and ADRs. This Letter of Transmittal is to be completed only if ADRs evidencing CGT ADSs are to be forwarded herewith. ADRs evidencing CGT ADSs, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) with an original signature and any other documents required by this Letter of Transmittal must be received by the U.S. Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Time. If ADRs evidencing CGT ADSs are forwarded to the U.S. Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF CGT ADSs EVIDENCED BY ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE REGISTERED HOLDERS OF CGT ADSs ACCEPTING THE EXCHANGE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptances will be accepted. All holders of CGT ADSs, by execution of this Letter of Transmittal (or copy hereof), waive any right to receive any notice of the receipt or acceptance of their CGT ADSs for the purposes hereof.

3.	Inadequate Space. If the space provided herein is inadequate, the serial numbers of the relevant ADRs and/or the number of CGT ADSs, and any other required information, should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.	Partial Acceptances. If the Exchange Offer is to be accepted in respect of less than all of the CGT Shares represented by CGT ADSs evidenced by any ADRs delivered to the U.S. Exchange Agent herewith, fill in the number of CGT ADSs representing CGT Shares in respect of which the Exchange Offer is being accepted in the box entitled “Number of CGT ADSs Tendered.” In such case, a new ADR evidencing the remainder of the CGT ADSs (representing CGT Shares in respect of which the Exchange Offer is not being accepted) evidenced by the old ADR will be sent to the person(s) signing this Letter of Transmittal as soon as practicable following the date on which the CGT ADSs representing CGT Shares in respect of which the Exchange Offer have been accepted are exchanged. The Exchange Offer will be deemed to have been accepted in respect of all CGT Shares represented by CGT ADSs evidenced by ADRs delivered to the U.S. Exchange Agent unless otherwise indicated. In the case of partial acceptances, ADRs evidencing CGT ADSs representing CGT Shares in respect of which the Exchange Offer was not accepted will not be reissued to a person other than the registered holder.

5.	Signatures on Letter of Transmittal; Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the CGT ADSs representing CGT Shares in respect of which the Exchange Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such CGT ADSs without alteration, enlargement or any other change whatsoever.

If any of the CGT ADSs representing CGT Shares in respect of which the Exchange Offer is being accepted are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

If any of the CGT ADSs representing CGT Shares in respect of which the Exchange Offer is being accepted are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of CGT ADSs.

If this Letter of Transmittal is signed by the registered holder(s) of the CGT ADSs listed and transmitted hereby, no endorsements of the ADRs evidencing such CGT ADSs are required unless the issue of ADRs evidencing AMX L ADSs are to be issued to a person other than the registered holder(s). Signatures on such ADRs must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the CGT ADSs listed, the ADRs evidencing such CGT ADSs must be endorsed and must be signed exactly as the name(s) of the registered holder(s) appear(s) on such ADRs. Signatures on such ADRs must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any ADRs are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to América Móvil of such person’s authority so to act must be submitted.

6.	Transfer Taxes. Neither América Móvil, CGT nor the U.S. Exchange Agent will pay or cause to be paid any transfer taxes with respect to the transfer to América Móvil of the CGT Shares underlying the CGT ADSs or with respect to the surrender of the CGT ADSs. In the event that any transfer tax is payable with respect to such a transfer, such tax shall be payable by the registered holder(s) of the CGT ADSs.

7.	Special Issuance and Delivery Instructions. If the ADRs evidencing AMX L ADSs are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such ADRs are to be sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box entitled “Description of CGT ADSs Tendered,” the boxes entitled “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed. If the ADRs evidencing AMX L ADSs are to be issued in the name of a person other than the registered holder(s) of CGT ADSs, signatures on the ADRs evidencing such CGT ADSs guaranteed by an Eligible Institution are required as provided in Instruction 5.

8.	Questions and Requests for Assistance or Additional Copies. Questions may be directed to the U.S. Exchange Agent at 1-800-777-3674. Additional copies of the Offer to Exchange may be obtained from D.F. King & Co., Inc. at the following telephone numbers: 1-212-269-5550 (for banks and brokers) and 1-800-735-3591 (for ADS holders).

9.

U.S. Backup Withholding. To ensure compliance with IRS Circular 230, holders of CGT ADSs are hereby notified that any statement herein regarding any U.S. federal income tax matters is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any penalties under the Internal Revenue Code. Any such statement herein was written in connection with the marketing or promotion of the Exchange Offer. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. In order to avoid a 28% U.S. federal backup withholding tax on any cash payments you receive, each tendering CGT ADS holder should (i) in the case of a holder that is a U.S. person, provide the U.S. Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or federal employer identification number, on U.S. Internal Revenue Service (“IRS”) Form W-9 (a copy of which is available from the IRS at http://www.irs.gov) and certify on such form whether the holder is subject to backup withholding; or (ii) if the CGT ADS holder is not a U.S. person, provide an IRS Form W-8BEN (or other applicable Form W-8, all of which are available from the IRS at http://www.irs.gov); or (iii) otherwise establish such holder’s exemption from backup withholding to the satisfaction of the U.S. Exchange Agent. Failure to provide the U.S. Exchange Agent with either IRS Form W-9 or IRS Form W-8BEN (or other applicable IRS Form W-8) may subject the exchanging holder to a 28% U.S. federal backup withholding tax on any cash payment received. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

10.	Waiver of Conditions. Except to the extent provided in the Offer to Exchange, América Móvil reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part.

11.	Holders of CGT ADSs in Book-Entry Form. Holders of CGT ADSs in book-entry form may tender into the Exchange Offer by causing to be delivered to the U.S. Exchange Agent (i) a timely confirmation of a book-entry transfer of their CGT ADSs into the U.S. Exchange Agent’s account at DTC, (ii) an agent’s message through DTC’s automated tender offer program (as defined in the Supplemental Information) in lieu of this Letter of Transmittal and (iii) any other required documents prior to the Expiration Time.

Important: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees evidencing the CGT ADSs tendered hereby and all other required documents) must be received by the U.S. Exchange Agent prior to the Expiration Time.

Enclosures (IRS Form W-9)

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type

See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ➢ ☐ Other (see instructions) ➢

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ➢	Date ➢

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W- 9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.